UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 4, 2011

OPHTHALMIC IMAGING SYSTEMS

(Exact name of registrant as specified in its charter)

California	1-11140	94-3035367
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

221 Lathrop Way, Suite I

Sacramento, California 95815

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (916) 646-2020

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.

On August 4, 2011, Merge Healthcare Incorporated, a Delaware corporation (“Merge”), completed its acquisition (the “Merger”) of Ophthalmic Imaging Systems, a California corporation (“OIS” or the “Company”), pursuant to an Agreement and Plan of Merger, dated as of June 5, 2011 (the “Merger Agreement”), by and among Merge, OIS and ES Acquisition Corp., a California corporation and wholly-owned subsidiary of Merge (“Merger Sub”). As a result of the Merger, the separate corporate existence of Merger Sub ceased, OIS became a wholly-owned subsidiary of Merge and OIS’ common stock ceased being quoted on the OTC Bulletin Board.

Under the terms of the Merger Agreement, each outstanding share of OIS common stock issued and outstanding immediately prior to the effective time of the Merger on August 4, 2011 (the “Effective Time”) (other than any dissenting shares) was, at the Effective Time, converted into the right to receive 0.1693 shares of Merge common stock.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth in the second paragraph of Item 2.01 is incorporated herein by reference.

Item 5.01	Changes in Control of Registrant.

The information set forth in Item 2.01 is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the consummation of the Merger and pursuant to the terms of the Merger Agreement, each of the directors and officers of the Company resigned from their positions as directors and officers of the Company, effective as of the Effective Time.

Pursuant to the terms of the Merger Agreement, as of the Effective Time, Jeffery Surges became the President and Chief Executive Officer of the Company, Justin C. Dearborn became the Chief Financial Officer of the Company and Ann G. Mayberry–French became the General Counsel & Corporate Secretary of the Company. Pursuant to the terms of the Merger Agreement, as of the Effective Time, Jeffery Surges and Justin C. Dearborn became the directors of the Company.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Pursuant to the terms of the Merger Agreement, at the Effective Time, the articles of incorporation of the Company were amended and restated. The amended and restated articles of incorporation of OIS are filed as Exhibit 3.1 hereto and incorporated herein by reference.

Item 8.01	Other Events.

Merge issued a press release on August 5, 2011 announcing the completion of its acquisition of OIS as described in Item 2.01 of this Current Report on Form 8-K. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibits

3.1	Amended and Restated Articles of Incorporation of the Registrant as filed with the Secretary of State of the State of California on August 4, 2011

99.1	News Release of Merge Healthcare Incorporated dated August 5, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPHTHALMIC IMAGING SYSTEMS

By:	/s/ Ann G. Mayberry-French
Name: Ann G. Mayberry-French
Title: General Counsel and Corporate Secretary

Date: August 8, 2011

EXHIBIT INDEX

Exhibit Number	Description of Exhibits

3.1	Amended and Restated Articles of Incorporation of the Registrant as filed with the Secretary of State of the State of California on August 4, 2011

99.1	News Release of Merge Healthcare Incorporated dated August 5, 2011